Exhibit 10.41

            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment"), executed this 24th day of April, 2003, is by and among BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation (the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                R E C I T A L S:
                                 ---------------

A.  On October 31, 1996, Borrower and Lender entered into that certain
Credit Agreement, as amended (the "Credit Agreement") pursuant to which Lender agreed to make available to Borrower a revolving credit facility, in an amended amount not to exceed $20,000,000 upon the terms and conditions set forth in the Credit Agreement, as amended.

B. On December 17, 2001, Borrower and Lender amended and restated the terms and conditions of the Credit Agreement pursuant to that certain Amended and Restated Credit Agreement (the "Amended Credit Agreement"). Borrower and Lender further amended the Amended Credit Agreement by that certain First Amendment to Amended and Restated Credit Agreement dated April 30, 2002, that certain Second Amendment to Amended and Restated Credit Agreement dated September 9, 2002 and by that certain Third Amendment to Amended and Restated Credit Agreement dated December 6, 2002.

C. Borrower desires to further modify certain terms and conditions of the Amended Credit Agreement, and Lender is willing to agree to the modifications contained in this Fourth Amendment, on the terms and conditions set forth herein.

D. All references herein to the Loan Documents shall refer collectively to the Amended Credit Agreement, the Revolving Credit Note, the Term Loan Note, the Amended and Restated Security Agreement, UCC-1 Financing Statements (all as defined in the Amended Credit Agreement) and any other instruments or documents evidencing, securing or relating to the Loans, as amended by the First Amendment, the Second Amendment and by this Fourth Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDED CREDIT AGREEMENT AMENDMENTS. The Amended Credit Agreement is hereby amended as follows:

         (i)     Extension of Maturity Date.

                 (a) The definition of "Revolving Credit Maturity Date" as set forth in Section 1.1 shall be deleted in its entirety and replaced with the following:

                 ""Revolving Credit Maturity Date" shall mean October 31, 2003."

                 (b) The definition of "Term Loan Maturity Date" as set forth in Section 1.1 shall be deleted in its entirety and replaced with the following:

                 ""Term Loan Maturity Date" shall mean October 31, 2003."



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         (ii)    Deletion of Put Payment Restriction. Article VII (m) with
respect to Borrower's obligation to restrict Put Payments to any Professional Corporation during the term of the Loan other than to Glendale or Mississippi is hereby deleted in its entirety.

         (iii) Deletion of Put Payment Provision. Section 3.19 with respect to the designation of recipients of Put Payments is hereby deleted in its entirety.

         (iv) Deletion of Excess Cash Flow Definition. The definition of "Excess Cash Flow" as set forth in Section 1.1 is hereby deleted in its entirety.

         (v) Deletion of Cash Flow Recapture Provision. Section 2.4(iii) with respect to Borrower's obligation to make Excess Cash Flow payments, is hereby deleted in its entirety.

         (vi)    Deletion of Revocation of License Provision.
Article VII (l) with respect to it being an event of default if Mark Birner has his license to practice dentistry revoked or suspended in any manner during the term of the Loan, is hereby deleted in its entirety.

         (vii)   Modification of the Reporting Requirement for an Annual Budget.
Section 5.4(f) shall be deleted in its entirety and replaced with the following:

                  "(f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any subsidiary, or compliance with the terms of any Loan Document, as the Lender may reasonably request, including, but not limited to an annual budget with respect to the operations of Borrower, delivered prior to the last day of the current fiscal year."

         (viii)   Modification of Dividends and Distributions Covenant.
Section 6.6 is hereby deleted in its entirety and replaced with the following:

                  "SECTION 6.6     Dividends and Distributions.

                  Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, in excess of $1.00 per share during any fiscal year, with respect to any shares of its capital stock; provided, however, that any Subsidiary may declare and pay dividends or make other distributions to the Borrower and Borrower may repurchase shares of its capital stock.

2. LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents is hereby amended to conform to the amendments to the Amended Credit Agreement as set forth in Paragraph 1.

3. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraph 1 above, all of the terms and conditions contained in the Amended Credit Agreement and the other Loan Documents, shall remain unmodified and in full force and effect.

4. RELEASE. Except as specifically set forth herein, the execution of this Fourth Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Loan Documents through the date hereof and hereby waives, releases and relinquishes any and all claims whatsoever, known or unknown, that it may have against Lender with respect to the Loan Documents through the date hereof.



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5.       PAYMENT OF COSTS AND FEES;  CONDITIONS  PRECEDENT.  Notwithstanding
anything to the contrary set forth herein, the terms and provisions of this Fourth Amendment shall not be effective unless and until all of the following shall have occurred:

(a) Borrower shall have executed and delivered to Lender such other documents, instruments, resolutions and other items as may be required by Lender, in form satisfactory to Lender.

(b) Borrower agrees to pay Lender all out-of-pocket expenses incurred by Lender in connection with the preparation of this Fourth Amendment, including, without limitation, the costs and expenses of Lender 's legal fees incurred in connection with this Fourth Amendment and an extension fee to Lender in the amount of $1,750.00.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender:

(a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

(b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

(c) Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

(d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

(e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

(f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this First Amendment.

7. CONTROLLING LAW. The terms and provisions of this Fourth Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

8. BINDING EFFECT. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

10. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Fourth Amendment may be detached from any counterpart of this Fourth Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Fourth Amendment identical in form hereto but having attached to it one or more additional signature pages.

11. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Amended Credit Agreement.



                      [Signatures appear on following page]



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         IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment as of the day and year first above written.


BORROWER:

BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation


                             By: /s/ Dennis N. Genty
                                --------------------------------
                                Title: Chief Financial Officer




LENDER:

KEYBANK  NATIONAL ASSOCIATION, a national banking association


                           By: /s/ Michelle K. Bushey
                               ----------------------------------
                               Title:   Vice President